EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountants report on internal control

EXHIBIT B:
  Attachment to item 77C:
  Submission of matters to a vote of security holders.

EXHIBIT C:
  Attachment to item 77Q1:
  Advisory and Sub-Advisory agreements

EXHIBIT D:
  Attachment to item 77Q2:
  Beneficial Ownership Reporting Compliance
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EXHIBIT A:
Report of Independent Auditors

To the Shareholders and Board of Trustees of Advantage Advisers Multi-Sector Fund I

In planning and performing our audit of the financial statements of Advantage Advisers Multi-Sector Fund I (the
"Fund") for the year ended September 30, 2003, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of September 30, 2003.

This report is intended solely for the information and use of management and the Board of Trustees of Advantage
Advisers Multi-Sector Fund I and the Securities and
Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

ERNST & YOUNG LLP
New York, New York
November 21, 2003



EXHIBIT B:
Sub-Item 77C: Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders was held on April 25, 2003 to consider the following matters:

To approve or disapprove a new investment advisory agreement between the Trust and Advantage Advisers, L.L.C. ("The Investment
Adviser").
FOR      No. of shares: 2,469,769
AGAINST  No. of shares: 20,776
ABSTAIN  No. of shares: 28,399

To approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and Alkeon Capital
Management, LLC
FOR     No. of shares: 2,450,879
AGAINST No. of shares: 38,662
ABSTAIN No. of shares: 29,402

To approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and Kilkenny Capital
Management, L.L.C.
FOR      No. of shares: 2,466,565
AGAINST  No. of shares: 23,976
ABSTAIN  No. of shares: 28,402

To approve or disapprove a new sub-investment advisory agreement among the Trust, the Investment Adviser and KBW Asset
Management, Inc.
FOR       No. of shares: 2,451,879
AGAINST   No. of shares: 24,976
ABSTAIN   No. of shares: 42,088

To approve or disapprove certain changes to the Trust's fundamental share repurchase policy.
FOR      No. of shares: 1,688,833
AGAINST  No. of shares: 31,669
ABSTAIN  No. of shares: 27,402



EXHIBIT C:
INVESTMENT ADVISORY AGREEMENT

This AGREEMENT, dated April 25, 2003, is by and
between Advantage Advisers Multi-Sector Fund I, a Delaware
business trust (the "Fund"), and Advantage Advisers,
L.L.C., a Delaware limited liability company (the
"Investment Adviser").
WHEREAS, the Investment Adviser has agreed to
furnish investment advisory services to the Fund, a non-
diversified, closed-end management investment company
registered under the Investment Company Act of 1940, as
amended (the "1940 Act");
WHEREAS, this agreement has been approved in
accordance with the provisions of the 1940 Act and the
Investment Adviser is willing to provide such services upon
the terms and conditions herein set forth;
NOW, THEREFORE, in consideration of the mutual
premises and covenants herein contained and other good and
valuable consideration, the receipt of which is hereby
acknowledged, it is agreed by and between the parties
hereto as follows:
Section 1. General.  The Investment Adviser
agrees, all as fully set forth herein, to act as investment
adviser to the Fund with respect to the investment of the
Fund's assets and to supervise and arrange for the day-to-
day operations of the Fund and the purchase of securities
for and the sale of securities held in the investment
portfolio of the Fund.
Section 2. Duties and Obligations of the
Investment Adviser with Respect to Investment of Assets of
the Fund.  Subject to the succeeding provisions of this
Section 2 and subject to the direction and control of the
Fund's Board of Trustees, the Investment Adviser shall:
(a) act as investment adviser for, and
supervise and manage the investment and reinvestment of,
the Fund's assets and, in connection therewith, have
complete discretion in purchasing and selling securities
and other assets for the Fund and in voting, exercising
consents and exercising all other rights appertaining to
such securities and other assets on behalf of the Fund
consistent with the investment objective, policies and
restrictions of the Fund, subject to the overall
supervision of the Board of Trustees;
(b) supervise continuously the investment
program of the Fund and the composition of its investment
portfolio and, in connection therewith, identify, make
arrangements for and retain portfolio managers or sub-
advisers to assist in managing the Fund's assets and
monitor adherence by the portfolio managers or sub-advisers
to the investment strategies selected for use by the Fund;
(c) arrange, subject to the provisions of
paragraph 4 hereof, for the purchase and sale of securities
and other assets held in the investment portfolio of the
Fund; and
(d) provide, or arrange to have provided,
investment research to the Fund.
Section 3. Duties and Obligations of
Investment Adviser with Respect to the Administration of
the Fund.  To the extent not required to be provided by the
Fund's administrator, the Investment Adviser agrees to
furnish, or have furnished, office facilities and certain
support and administrative services and personnel as
necessary to operate the Fund as follows:
(a) overseeing the determination and
publication of the Fund's net asset value in accordance
with the Fund's policy with respect thereto as adopted from
time to time by the Board of Trustees;
(b) overseeing the maintenance by the
Fund's custodian and transfer agent and dividend disbursing
agent of certain books and records of the Fund as required
under Rule 31a-1(b)(4) of the 1940 Act and maintain (or
oversee maintenance by such other persons as approved by
the Board of Trustees) such other books and records
required by law or for the proper operation of the Fund;
(c) overseeing the preparation and filing
of the Fund's federal, state and local income tax returns
and any other required tax returns;
(d) reviewing the appropriateness of and
arranging for payment of the Trust's expenses;
(e) preparing, or arranging to have
prepared, for review and approval by officers of the Fund,
financial information for the Fund's semi-annual and annual
reports to shareholders, proxy statements (if any) and
other communications with shareholders, and arranging for
the printing and dissemination of such reports and other
communications to shareholders;
(f) preparing, or arranging to have
prepared, for review by officers of the Fund semi-annual
and annual financial reports for the fund required to be
filed with the Securities and Exchange Commission ("SEC")
on Form N-SAR and such other reports, forms and filings to
or with the SEC as may be required by the 1940 Act, the
Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or the Investment Advisers Act of 1940, as amended
(the "Advisers Act");
(g) preparing reports relating to the
business and affairs of the Fund as may be mutually agreed
upon and not otherwise appropriately prepared by the Fund's
custodian, transfer agent, custodian, dividend paying
agent, counsel or auditors;
(h) making such reports and recommendations
to the Board of Trustees concerning the performance of the
independent accountants as the Board of Trustees may
reasonably request or deem appropriate;
(i) making such reports and recommendations
to the Board of Trustees concerning the performance and
fees of the Fund's custodian and transfer agent and
dividend disbursing agent as the Board of Trustees may
reasonably request or deem appropriate;
(j) overseeing and reviewing calculations
of fees paid to the Fund's service providers;
(k) overseeing the Fund's portfolio and
performing necessary calculations as required under Section
18 of the 1940 Act;
(l) consulting with the Fund's officers,
independent accountants, legal counsel, custodian,
accounting agent, transfer agent and dividend disbursing
agent in establishing the accounting policies of the Fund
and monitoring financial and shareholder accounting
services;
(m) implementing the Fund's share
repurchase program as authorized by the Board of Trustees
and as provided in the Fund's registration statement as
filed with the SEC on Form N-2 (the "Registration
Statement"), as the same may be amended from time to time;
(n) implementing the Fund's plan to sell
additional shares on a continuous or periodic basis in
accordance with the Registration Statement;
(o) assisting in the determination of
amounts available for distribution as dividends and
distributions to be paid by the Fund's shareholders;
preparing and arranging for the printing of dividend
notices to shareholders; and providing the Fund's dividend
disbursing agent and custodian with such information as is
required for such parties to effect the payment of
dividends and distributions and to implement the Fund's
dividend reinvestment plan;
(p) preparing such information and reports
as may be required by any banks from which the Fund borrows
funds;
(q) providing such assistance to the Fund's
custodian, counsel and auditors as generally may be
required to properly carry on the business and operations
of the Fund;
(r) assisting in the preparation and filing
of Forms 3, 4, and 5 pursuant to Section 16 of the Exchange
Act and Section 30(h) of the 1940 Act for the officers and
trustees of the Fund, such filings to be based on
information provided to the Investment Adviser by those
persons;
(s) responding to, or referring to the
Fund's officers or transfer agent, shareholder (including
any potential shareholder) inquiries relating to the Fund;
and
(t) supervising any other aspects of the
Fund's administration as may be agreed to by the Fund and
the Investment Adviser.
All services are to be furnished through the
medium of any managers, members, officers or employees of
the Investment Adviser or any affiliate of the foregoing as
the Investment Adviser deems appropriate in order to
fulfill its obligations hereunder.
The Fund will reimburse the Investment Adviser or
its affiliates for all out-of-pocket expenses incurred by
them in connection with the performance of the
administrative services described in this paragraph 3.
Section 4. Covenants.  In the performance of
its duties under this Agreement, the Investment Adviser
shall at all times:
(a) Conform to, and act in accordance with,
any requirements imposed by:  (i) the provisions of the
1940 Act and the Advisers Act, and all applicable Rules and
Regulations of the SEC; (ii) any other applicable
provisions of law; (iii) the provisions of the Amended and
Restated Agreement and Declaration of Trust and By-laws of
the Fund, as such documents may be amended from time to
time; (iv) the investment strategy and investment policies
of the Fund as set forth in the Registration Statement; and
(v) any policies and determinations of the Board of
Trustees of the Fund.
(b) Without limiting the generality of
paragraph (a) hereof,  sub-contract investment advisory
services with respect to the Fund to one or more sub-
advisers pursuant to one or more sub-investment advisory
agreements agreeable to the Fund and approved in accordance
with the provisions of the 1940 Act.
(c) Without limiting the generality of
paragraph (a) hereof, the Investment Adviser shall be
authorized to open, maintain and close accounts in the name
and on behalf of the Fund with brokers and dealers as it
determines are appropriate; to select and place orders
either directly with the issuer or with any broker or
dealer.  Subject to the other provisions of this paragraph,
in placing orders with brokers and dealers, the Investment
Adviser will seek to obtain the best price and execution,
taking into account factors such as price, size of order,
difficulty of execution and operational facilities of a
brokerage firm, the scope and quality of brokerage services
provided, and in the case of transactions effected with
unaffiliated brokers, the firm's risk in positioning a
block of securities.  Consistent with this principle, the
Investment Adviser may place brokerage orders with brokers
(including affiliates of the Fund) that provide
supplemental research, market and statistical information,
including advice as to the value of securities, the
advisability of investing in, purchasing or selling
securities, and the availability of securities or
purchasers or sellers of securities, and furnish analyses
and reports concerning issuers, industries, securities,
economic factors and trends, portfolio strategy and the
performance of accounts.  Information and research received
from such brokers will be in addition to, and not in lieu
of, the services required to be performed by the Investment
Adviser hereunder.  A commission paid to such brokers may
be higher than that which another qualified broker would
have charged for effecting the same transaction, provided
that the Investment Adviser determines in good faith that
such commission is reasonable in terms either of the
transaction or the overall responsibility of the Investment
Adviser to the Fund and its other clients and that the
total commissions paid by the Fund will be reasonable in
relation to the benefits to the Fund over the long-term.
In addition, the Investment Adviser is authorized to take
into account the sale of shares of the Fund in allocating
purchase and sale orders for portfolio securities to
brokers or dealers (including brokers and dealers that are
affiliated with the Investment Adviser); provided that the
Investment Adviser believes that the quality of the
transaction and the commission are comparable to what they
would be with other qualified firms.  In no instance,
however, will the Fund's securities be purchased from or
sold to the Investment Adviser, or any affiliated person
thereof, except to the extent permitted by the SEC or by
applicable law.
(d) Will maintain a policy and practice of
conducting its investment advisory services hereunder
independently of the commercial banking operations of its
affiliates. When the Investment Adviser makes investment
recommendations for the Fund, its investment advisory
personnel will not inquire or take into consideration
whether the issuer of securities proposed for purchase or
sale for the Fund's account are customers of the commercial
department of its affiliates.
(e) Will treat confidentially and as
proprietary information of the Fund all records and other
information relative to the Fund, and pertaining to the
Fund's prior, current or potential shareholders with
respect to their investment in the Fund, in a manner
consistent with the Privacy Notification Policy of the Fund
set forth in the Registration Statement (as amended or
supplemented from time to time) and will not use such
records and information for any purpose other than
performance of its responsibilities and duties hereunder,
except after prior notification to and approval in writing
by the Fund, which approval shall not be unreasonably
withheld and may not be withheld where the Investment
Adviser may be exposed to civil or criminal contempt
proceedings for failure to comply, when requested to
divulge such information by duly constituted authorities,
or when so requested by the Fund.
Section 5. Services Not Exclusive.  Nothing
in this Agreement shall prevent the Investment Adviser or
any member, manager, officer, employee or other affiliate
thereof from acting as investment adviser for any other
person, firm or corporation, or from engaging in any other
lawful activity, and shall not in any way limit or restrict
the Investment Adviser or any of its members, manager,
officers, employees or agents from buying, selling or
trading any securities for its or their own accounts or for
the accounts of others for whom it or they may be acting;
provided, however, that the Investment Adviser will
undertake no activities which, in its judgment, will
adversely affect the performance of its obligations under
this Agreement.
Section 6. Books and Records.  In compliance
with the requirements of Rule 31a-3 under the 1940 Act, the
Investment Adviser hereby agrees that all records which it
maintains for the Fund are the property of the Fund and
further agrees to surrender promptly to the Fund any such
records upon the Fund's request. The Investment Adviser
further agrees to preserve for the periods prescribed by
Rule 31a-2 under the 1940 Act the records required to be
maintained by Rule 31a-1 under the 1940 Act.
Section 7. Agency Cross Transactions.  From
time to time, the Investment Adviser or brokers or dealers
affiliated with it may find themselves in a position to buy
for certain of their brokerage clients (each an "Account")
securities which the Investment Adviser's investment
advisory clients wish to sell, and to sell for certain of
their brokerage clients securities which advisory clients
wish to buy. Where one of the parties is an advisory
client, the Investment Adviser or the affiliated broker or
dealer cannot participate in this type of transaction
(known as a cross transaction) on behalf of an advisory
client and retain commissions from one or both parties to
the transaction without the advisory client's consent. This
is because in a situation where the Investment Adviser is
making the investment decision (as opposed to a brokerage
client who makes his own investment decisions), and the
Investment Adviser or an affiliate is receiving commissions
from both sides of the transaction, there is a potential
conflicting division of loyalties and responsibilities on
the Investment Adviser's part regarding the advisory
client. The SEC has adopted a rule under the Advisers Act
which permits the Investment Adviser or its affiliates to
participate on behalf of an Account in agency cross
transactions if the advisory client has given written
consent in advance.  By execution of this Agreement, the
Fund authorizes the Investment Adviser or its affiliates to
participate in agency cross transactions involving an
Account. The Fund may revoke its consent at any time by
written notice to the Investment Adviser.
Section 8. Expenses.  During the term of this
Agreement, the Investment Adviser will bear all costs and
expenses of its employees and any overhead incurred in
connection with its duties hereunder and shall bear the
costs of any salaries or trustees fees of any officers or
trustees of the Fund who are affiliated persons (as defined
in the 1940 Act) of the Investment Adviser.
Section 9. Compensation of the Investment
Adviser.
(a) As compensation for management services
and for services furnished by, or arranged to be furnished
by, the Investment Adviser (or, in the case of
administrative services, an affiliate of the Investment
Adviser), the Fund agrees to pay to the Investment Adviser
a management fee (the "Management Fee") computed at the
annual rate of 1.25% of the Fund's daily net assets.  The
Management Fee will be due and payable in arrears within
five business days after the end of each month.  For
purposes of this Agreement, net assets of the Fund shall be
calculated pursuant to the procedures adopted by the Board
of Trustees of the Fund for calculating the value of the
Fund's assets or delegating such calculations to third
parties.
(b) As further compensation for management
services provided by the Investment Adviser, subject to the
proviso in the last sentence of this paragraph (b) and
paragraph (c) below and to the requirements of the 1940 Act
and the Advisers Act, the Fund agrees to pay to the
Investment Adviser an incentive fee (an "Incentive Fee") in
an amount equal to 20% of each Separate Investment
Account's net profit ("Net Profit") for any Fiscal Period,
which, with respect to any Fiscal Period, shall be an
amount equal to such Separate Investment Account's realized
and unrealized gains and investment income net of realized
and unrealized depreciation, investment loss and allocated
expenses (allocated in accordance with the Registration
Statement).  Incentive Fees will be determined as of the
last day of a Fiscal Period and will be paid promptly
thereafter from the assets of such Separate Investment
Account to which the Incentive Fee is attributable;
provided that, in the event that an Incentive Fee is
payable with respect to a Fiscal Period that is not the
Fund's fiscal year end, only that portion of the Incentive
Fee that is attributable to the Net Profit of the portion
of the Separate Investment Account's assets reduced by the
Fund to fund shareholder repurchase requests (as set forth
in the Registration Statement) will be paid to the
Investment Adviser for such fiscal period.
(c) No Incentive Fee with respect to a
Separate Investment Account will be payable for any Fiscal
Period unless the positive balance in such Separate
Investment Account's cumulative loss account from prior
Fiscal Periods (if any) has been reduced to zero by such
Separate Investment Account's cumulative Net Profit.  Upon
the commencement of the Fund's operations, a cumulative
loss account will be established for each Separate
Investment Account which will be credited with the dollar
amount of that Separate Investment Account's Cumulative
Loss on a daily basis.  If the assets of a Separate
Investment Account are reduced by the Fund at the close of
a Fiscal Period when such Separate Investment Account's
cumulative loss account has a positive balance, the amount
of such Separate Investment Account's cumulative loss
account will be reduced (but not below zero) in proportion
to the reduction in assets from such Separate Investment
Account.
(d) For purposes of this Agreement,
(i)	"Cumulative Loss" shall mean the
cumulative amount (for all Fiscal Periods) of a
Separate Investment Account's realized and unrealized
depreciation, investment loss and allocated expenses
net of the Separate Investment Account's cumulative
Net Profit;
(ii) 	a "Separate Investment
Account" shall mean an account established by the Fund
pursuant to which a portion of the Fund's assets will
be allocated in order to pursue the Fund's investment
strategy, all as further set forth in the Registration
Statement; and
(iii) 	a "Fiscal Period" shall mean
each twelve-month period ending on the Fund's fiscal
year end; provided that whenever the assets of a
Separate Investment Account are reduced as a result of
the Fund's share repurchases, the period of time from
the last fiscal period-end through that date shall
constitute a fiscal period.
(e)	Special Provision with Respect to
Certain Terminations.  Notwithstanding the foregoing
paragraph (b), in the event that any Separate Investment
Account's then current Portfolio Manager or group of
associated Portfolio Managers is terminated as Portfolio
Manager of a Separate Investment Account (whether pursuant
to the termination of this Agreement or the termination of
any such Portfolio Manager or group of associated Portfolio
Managers in accordance with the Registration Statement) at
a time when such Separate Investment Account has a net
profit, the Fund will be required to pay an Incentive Fee
to the Investment Adviser with respect to such Separate
Investment Account calculated in a manner as if such
termination date were the last day of a Fiscal Period
ending concurrently with the Fund's fiscal year end.
Section 10. Indemnity.
(a) The Fund hereby agrees to indemnify the
Investment Adviser, and each of the Investment Adviser's
members, managers, officers, employees, agents, associates
and controlling persons and the directors, partners,
members, officers, employees and agents thereof (including
any individual who serves at the Investment Adviser's
request as director, officer, partner, member, trustee or
the like of another entity) (each such person being an
"Indemnitee") against any liabilities and expenses,
including amounts paid in satisfaction of judgments, in
compromise or as fines and penalties, and counsel fees (all
as provided in accordance with applicable state law)
reasonably incurred by such Indemnitee in connection with
the defense or disposition of any action, suit or other
proceeding, whether civil or criminal, before any court or
administrative or investigative body in which such
Indemnitee may be or may have been involved as a party or
otherwise or with which such Indemnitee may be or may have
been threatened, while acting in any capacity set forth
herein or thereafter by reason of such Indemnitee having
acted in any such capacity, except with respect to any
matter as to which such Indemnitee shall have been
adjudicated not to have acted in good faith in the
reasonable belief that such Indemnitee's action was in the
best interest of the Fund and furthermore, in the case of
any criminal proceeding, so long as such Indemnitee had no
reasonable cause to believe that the conduct was unlawful;
provided, however, that (1) no Indemnitee shall be
indemnified hereunder against any liability to the Fund or
its shareholders or any expense of such Indemnitee arising
by reason of (i) willful misfeasance, (ii) bad faith, (iii)
gross negligence or (iv) reckless disregard of the duties
involved in the conduct of such Indemnitee's position (the
conduct referred to in such clauses (i) through (iv) being
sometimes referred to herein as "disabling conduct"), (2)
as to any matter disposed of by settlement or a compromise
payment by such Indemnitee, pursuant to a consent decree or
otherwise, no indemnification either for said payment or
for any other expenses shall be provided unless there has
been a determination that such settlement or compromise is
in the best interests of the Fund and that such Indemnitee
appears to have acted in good faith in the reasonable
belief that such Indemnitee's action was in the best
interest of the Fund and did not involve disabling conduct
by such Indemnitee and (3) with respect to any action, suit
or other proceeding voluntarily prosecuted by any
Indemnitee as plaintiff, indemnification shall be mandatory
only if the prosecution of such action, suit or other
proceeding by such Indemnitee was authorized by a majority
of the full Board of Trustees of the Fund.
(b) The Fund shall make advance payments in
connection with the expenses of defending any action with
respect to which indemnification might be sought hereunder
if the Fund receives a written affirmation of the
Indemnitee's good faith belief that the standard of conduct
necessary for indemnification has been met and a written
undertaking to reimburse the Fund unless it is subsequently
determined that such Indemnitee is entitled to such
indemnification and if the trustees of the Fund determine
that the facts then known to them would not preclude
indemnification. In addition, at least one of the following
conditions must be met: (A) the Indemnitee shall provide a
security for such Indemnitee-undertaking, (B) the Fund
shall be insured against losses arising by reason of any
lawful advance, or (C) a majority of a quorum consisting of
trustees of the Fund who are neither "interested persons"
of the Fund (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-
Party Trustees") or an independent legal counsel in a
written opinion, shall determine, based on a review of
readily available facts (as opposed to a full trial-type
inquiry), that there is reason to believe that the
Indemnitee ultimately will be found entitled to
indemnification.
(c) All determinations with respect to
indemnification hereunder shall be made (1) by a final
decision on the merits by a court or other body before whom
the proceeding was brought that such Indemnitee is not
liable or is not liable by reason of disabling conduct, or
(2) in the absence of such a decision, by (i) a majority
vote of a quorum of the Disinterested Non-Party Trustees of
the Fund, or (ii) if such a quorum is not obtainable or,
even if obtainable, if a majority vote of such quorum so
directs, independent legal counsel in a written opinion.
All determinations that advance payments in connection with
the expense of defending any proceeding shall be authorized
shall be made in accordance with the immediately preceding
clause (2) above.
The rights accruing to any Indemnitee under these
provisions shall not exclude any other right to which such
Indemnitee may be lawfully entitled.
Section 11. Limitation on Liability.
(a) The Investment Adviser will not be
liable for any error of judgment or mistake of law or for
any loss suffered by Investment Adviser or by the Fund in
connection with the performance of this Agreement, except a
loss resulting from a breach of fiduciary duty with respect
to the receipt of compensation for services or a loss
resulting from willful misfeasance, bad faith or gross
negligence on its part in the performance of its duties or
from reckless disregard by it of its duties under this
Agreement.
(b) Notwithstanding anything to the
contrary contained in this Agreement, the parties hereto
acknowledge and agree that, as provided in Section 5.4 of
Article V of the Amended and Restated Agreement and
Declaration of Trust of the Fund, this Agreement is
executed by the Trustees and/or officers of the Fund, not
individually but as such Trustees and/or officers of the
Fund, and the obligations hereunder are not binding upon
any of the Trustees or shareholders of the Fund
individually, but bind only the estate of the Fund.
Section 12. Duration and Termination.  This
Agreement shall become effective as of the date hereof and,
unless sooner terminated with respect to the Fund as
provided herein, shall continue in effect for a period of
two years.  Thereafter, if not terminated, this Agreement
shall continue in effect with respect to the Fund for
successive periods of 12 months; provided that such
continuance is specifically approved at least annually by
both (a) the vote of a majority of the Fund's Board of
Trustees or the vote of a majority of the outstanding
voting securities of the Fund at the time outstanding and
entitled to vote, and (b) the vote of a majority of the
Trustees who are not parties to this Agreement or
interested persons of any party to this Agreement, cast in
person at a meeting called for the purpose of voting on
such approval.  Notwithstanding the foregoing, this
Agreement may be terminated by the Fund at any time,
without the payment of any penalty, upon giving the
Investment Adviser 60 days' written notice (which notice
may be waived by the Investment Adviser); provided that
such termination by the Fund shall be directed or approved
by the vote of a majority of the Trustees of the Fund in
office at the time or by the vote of the holders of a
majority of the voting securities of the Fund at the time
outstanding and entitled to vote, or by the Investment
Adviser on 60 days' written notice (which notice may be
waived by the Fund).  This Agreement will also immediately
terminate in the event of its assignment.  (As used in this
Agreement, the terms "majority of the outstanding voting
securities," "interested person" and "assignment" shall
have the meanings provided such terms in the 1940 Act and
the rules thereunder.)
Section 13. Notices.  Any notice under this
Agreement shall be in writing to the other party at such
address as the other party may designate from time to time
for the receipt of such notice and shall be deemed to be
received on the earlier of the date actually received or on
the fourth day after the postmark if such notice is mailed
first class postage prepaid.
Section 14. Amendment of this Agreement.  No
provision of this Agreement may be changed, waived,
discharged or terminated orally, but only by an instrument
in writing signed by the party against which enforcement of
the change, waiver, discharge or termination is sought.
Any amendment of this Agreement shall be subject to the
1940 Act.
Section 15. Governing Law.  This Agreement
shall be governed by and construed in accordance with the
laws of the State of  Delaware for contracts to be
performed entirely therein without reference to choice of
law principles thereof and in accordance with the
applicable provisions of the 1940 Act.
Section 16. Use of the name Advantage
Advisers.  The Investment Adviser has consented to the use
by the Fund of the name or identifying words "Advantage
Advisers" in the name of the Fund.  Such consent is
conditioned upon the employment of the Investment Adviser
as the investment adviser to the Fund.  The name or
identifying words "Advantage Advisers" may be used from
time to time in other connections and for other purposes by
the Investment Adviser and any of its affiliates.  The
Investment Adviser may require the Fund to cease using
"Advantage Advisers" in the name of the Fund if the Fund
ceases to employ, for any reason, the Investment Adviser,
any successor thereto or any affiliate thereof as
investment adviser of the Fund.
Section 17. Miscellaneous.  The captions in
this Agreement are included for convenience of reference
only and in no way define or delimit any of the provisions
hereof or otherwise affect their construction or effect.
If any provision of this Agreement shall be held or made
invalid by a court decision, statute, rule or otherwise,
the remainder of this Agreement shall not be affected
thereby. This Agreement shall be binding on, and shall
inure to the benefit of the parties hereto and their
respective successors.
Section 18. Counterparts.  This Agreement may
be executed in counterparts by the parties hereto, each of
which shall constitute an original counterpart, and all of
which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

ADVANTAGE ADVISERS MULTI-SECTOR FUND I
By:  /s/ Howard M. SInger
        Name:  Howard M. Singer
        Title:  Chairman

ADVANTAGE ADVISERS, L.L.C.
By:  /s/ Howard M. Singer
        Name:  Howard M. Singer
        Title: Managing Director



          SUB-INVESTMENT ADVISORY AGREEMENT

This AGREEMENT, dated April 25, 2003, is by and between Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Fund"), Advantage Advisers, L.L.C., a
Delaware limited liability company (the "Investment
Adviser"), and KBW Asset Management, Inc., a Delaware corporation (the "Sub-Adviser").
WHEREAS, the Investment Adviser has agreed to furnish investment advisory services to the Fund, a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");
WHEREAS, the Fund has heretofore filed a Registration Statement on Form N-2 with the Securities and
Exchange Commission (the "SEC") (as amended or supplemented from time to time, the "Registration Statement") which includes a prospectus (the "Prospectus") and a statement of additional information (the "Statement of Additional
Information");
WHEREAS, the Investment Adviser and the Fund each wish to retain the Sub-Adviser to provide the Investment
Adviser and the Fund with certain sub-advisory services as described below in connection with Investment Adviser's advisory activities on behalf of the Fund;

WHEREAS, the investment advisory agreement between the Investment Adviser and the Fund dated April 25, 2003 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Fund is referred to herein as the "Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Fund to one or more sub-advisers pursuant to one or more sub-investment advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act;
and

WHEREAS, this agreement has been approved in accordance with the provisions of the 1940 Act and the Sub-
Adviser is willing to provide such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual
premises and covenants herein contained and other good and
valuable consideration, the receipt of which is hereby
acknowledged, it is agreed by and between the parties
hereto as follows:
Section 1. General.  The Investment Adviser
and the Fund hereby appoint the Sub-Adviser to act as sub-
adviser with respect to the banking/financial services
Separate Investment Account (as defined in the Prospectus)
and the Sub-Adviser accepts such appointment and agrees,
all as fully set forth herein, to act as a sub-adviser to
the Fund with respect to the investment of the
banking/financial services Separate Investment Account's
assets and to supervise and arrange for the day-to-day
operations of the banking/financial services Separate
Investment Account and the purchase of securities for and
the sale of securities held in the banking/financial
services Separate Investment Account.
Section 2. Duties and Obligations of the Sub-
Adviser with Respect to Investment of Assets of the Fund.
Subject to the succeeding provisions of this Section 2 and
the oversight and supervision of the Investment Adviser and
subject to the direction and control of the Fund's Board of
Trustees, the Sub-Adviser shall:
(a) act as investment adviser for, and
invest and reinvest, the banking/financial services
Separate Investment Account's assets and, in connection
therewith, have complete discretion in purchasing and
selling securities and other assets for the
banking/financial services Separate Investment Account and
in voting, exercising consents and exercising all other
rights appertaining to such securities and other assets on
behalf of the Fund consistent with the investment
objective, policies and restrictions of the Fund, subject
to the oversight and supervision of the Investment Adviser
and to the direction and control of the Fund's Board of
Trustees;
(b) supervise continuously the investment
program of the banking/financial services Separate
Investment Account and the composition of its investment
portfolio;
(c) arrange, subject to the provisions of
paragraph 4 hereof, for the purchase and sale of securities
and other assets held in the banking/financial services
Separate Investment Account; and
(d) provide, or arrange to have provided,
investment research to the Fund.
Section 3. [Reserved].
Section 4. Covenants.  In the performance of
its duties under this Agreement, the Sub-Adviser shall at
all times:
(a) Conform to, and act in accordance with,
any requirements imposed by:  (i) the provisions of the
1940 Act and the Advisers Act, and all applicable Rules and
Regulations of the SEC; (ii) any other applicable
provisions of law; (iii) the provisions of the Amended and
Restated Agreement and Declaration of Trust and By-laws of
the Fund, as such documents may be amended from time to
time; (iv) the investment strategy and investment policies
of the Fund as set forth in the Registration Statement; and
(v) any policies and determinations of the Board of
Trustees of the Fund as communicated in writing to the Sub-
Adviser.
(b) Without limiting the generality of
paragraph (a) hereof, the Sub-Adviser shall be authorized
to open, maintain and close accounts in the name and on
behalf of the Fund with brokers and dealers as it
determines are appropriate; to select and place orders
either directly with the issuer or with any broker or
dealer.  Subject to the other provisions of this paragraph,
in placing orders with brokers and dealers, the Sub-Adviser
will seek to obtain the best price and execution, taking
into account factors such as price, size of order,
difficulty of execution and operational facilities of a
brokerage firm, the scope and quality of brokerage services
provided, and in the case of transactions effected with
unaffiliated brokers, the firm's risk in positioning a
block of securities.  Consistent with this principle, the
Sub-Adviser may place brokerage orders with brokers
(including affiliates of the Fund) that provide
supplemental research, market and statistical information,
including advice as to the value of securities, the
advisability of investing in, purchasing or selling
securities, and the availability of securities or
purchasers or sellers of securities, and furnish analyses
and reports concerning issuers, industries, securities,
economic factors and trends, portfolio strategy and the
performance of accounts.  Information and research received
from such brokers will be in addition to, and not in lieu
of, the services required to be performed by the Investment
Adviser hereunder.  A commission paid to such brokers may
be higher than that which another qualified broker would
have charged for effecting the same transaction, provided
that the Sub-Adviser determines in good faith that such
commission is reasonable in terms either of the transaction
or the overall responsibility of the Sub-Adviser to the
Fund and its other clients and that the total commissions
paid by the Fund will be reasonable in relation to the
benefits to the Fund over the long-term.  In addition, the
Sub-Adviser is authorized to take into account the sale of
shares of the Fund in allocating purchase and sale orders
for portfolio securities to brokers or dealers (including
brokers and dealers that are affiliated with the Sub-
Adviser, the Investment Adviser or another of the Fund's
sub-advisers); provided that the Sub-Adviser believes that
the quality of the transaction and the commission are
comparable to what they would be with other qualified
firms.  In no instance, however, will the Fund's securities
be purchased from or sold to the Investment Adviser, or any
affiliated person thereof, except to the extent permitted
by the SEC or by applicable law.
(c) Maintain books and records with respect
to the banking/financial services Separate Investment
Account's securities transactions and will render to the
Investment Adviser and the Board of Trustees such periodic
and special reports as they may request.
(d) Keep the Fund and the Investment
Adviser informed of developments materially affecting the
banking/financial services Separate Investment Account and
shall, on its own initiative, furnish to the Fund from time
to time whatever information the Sub-Adviser believes
appropriate for this purpose.  The Sub-Adviser will
periodically communicate to the Investment Adviser, at such
times as the Investment Adviser may direct, information
concerning the purchase and sale of securities for the
banking/financial services Separate Investment Account,
including: (i) the name of the issuer, (ii) the amount of
the purchase or sale, (iii) the name of the broker or
dealer, if any, through which the purchase or sale is
effected, (iv) the CUSIP number of the instrument, if any,
and (v) such other information as the Investment Adviser
may reasonably require for purposes of fulfilling its
obligations to the Fund under the Advisory Agreement.
(e) Will treat confidentially and as
proprietary information of the Fund all records and other
information relative to the Fund, and pertaining to the
Fund's prior, current or potential shareholders with
respect to their investment in the Fund, in a manner
consistent with the Privacy Notification Policy of the Fund
set forth in the Registration Statement (as amended or
supplemented from time to time) and will not use such
records and information for any purpose other than
performance of its responsibilities and duties hereunder,
except after prior notification to and approval in writing
by the Fund, which approval shall not be unreasonably
withheld and may not be withheld where the Investment
Adviser may be exposed to civil or criminal contempt
proceedings for failure to comply, when requested to
divulge such information by duly constituted authorities,
or when so requested by the Fund.
(f) Will do and perform any such further
acts and things  related to the management of the
banking/financial services Separate Investment Account or
the performance of any other duty, obligation or agreement
hereunder as the Investment Adviser may from time to time
reasonably request.
(g) If any of its affiliates conducts a
commercial banking operation, (i) it will maintain a policy
and practice of conducting its investment advisory services
hereunder independently of said commercial banking
operations and (ii) when it makes investment
recommendations for the banking/financial services Separate
Investment Account, its investment advisory personnel will
not inquire or take into consideration whether the issuer
of securities proposed for purchase or sale for the
banking/financial services Separate Investment Account are
customers of the commercial department of its affiliates.
Section 5. Services Not Exclusive.  Nothing
in this Agreement shall prevent the Sub-Adviser or any
member, manager, officer, employee or other affiliate
thereof from acting as investment adviser for any other
person, firm or corporation, or from engaging in any other
lawful activity, and shall not in any way limit or restrict
the Sub-Adviser or any of its members, manager, officers,
employees or agents from buying, selling or trading any
securities for its or their own accounts or for the
accounts of others for whom it or they may be acting;
provided, however, that the Sub-Adviser will undertake no
activities which, in its judgment, will adversely affect
the performance of its obligations under this Agreement.
Section 6. Books and Records.  In compliance
with the requirements of Rule 31a-3 under the 1940 Act, the
Sub-Adviser hereby agrees that all records which it
maintains for the Fund are the property of the Fund and
further agrees to surrender promptly to the Fund any such
records upon the Fund's request. The Investment Adviser
further agrees to preserve for the periods prescribed by
Rule 31a-2 under the 1940 Act the records required to be
maintained by Rule 31a-1 under the 1940 Act.
Section 7. Agency Cross Transactions.  From
time to time, the Sub-Adviser or brokers or dealers
affiliated with it may find themselves in a position to buy
for certain of their brokerage clients (each an "Account")
securities which the Sub-Adviser's investment advisory
clients wish to sell, and to sell for certain of their
brokerage clients securities which advisory clients wish to
buy. Where one of the parties is an advisory client, the
Sub-Adviser or the affiliated broker or dealer cannot
participate in this type of transaction (known as a cross
transaction) on behalf of an advisory client and retain
commissions from one or both parties to the transaction
without the advisory client's consent. This is because in a
situation where the Sub-Adviser is making the investment
decision (as opposed to a brokerage client who makes his
own investment decisions), and the Sub-Adviser or an
affiliate is receiving commissions from both sides of the
transaction, there is a potential conflicting division of
loyalties and responsibilities on the Sub-Adviser's part
regarding the advisory client. The SEC has adopted a rule
under the Advisers Act which permits the Sub-Adviser or its
affiliates to participate on behalf of an Account in agency
cross transactions if the advisory client has given written
consent in advance.  By execution of this Agreement, the
Fund authorizes the Sub-Adviser or its affiliates to
participate in agency cross transactions involving an
Account. The Fund may revoke its consent at any time by
written notice to the Sub-Adviser.
Section 8. Expenses.  During the term of this
Agreement, the Sub-Adviser will bear all costs and expenses
of its employees and any overhead incurred in connection
with its duties hereunder and shall bear the costs of any
salaries or trustees fees of any officers or trustees of
the Fund who are affiliated persons (as defined in the 1940
Act) of the Sub-Adviser.
Section 9. Compensation of the Investment
Adviser.  As compensation for all services rendered by the
Sub-Adviser hereunder, the Investment Adviser from the
"Management Fee" (as defined in the Advisory Agreement)
will pay the Sub-Adviser an amount equal to 0.25% of the
average daily net assets of the banking/financial services
Separate Investment Account.  Such fee will be due and
payable by the Investment Adviser in arrears within ten
business days after the receipt thereof from the Fund.
Section 10. Indemnity.
(a) The Fund hereby agrees to indemnify the
Sub-Adviser, and each of the Sub-Adviser's members,
managers, officers, employees, agents, associates and
controlling persons and the directors, partners, members,
officers, employees and agents thereof (including any
individual who serves at the Sub-Adviser's request as
director, officer, partner, member, trustee or the like of
another entity) (each such person being an "Indemnitee")
against any liabilities and expenses, including amounts
paid in satisfaction of judgments, in compromise or as
fines and penalties, and counsel fees (all as provided in
accordance with applicable state law) reasonably incurred
by such Indemnitee in connection with the defense or
disposition of any action, suit or other proceeding,
whether civil or criminal, before any court or
administrative or investigative body in which such
Indemnitee may be or may have been involved as a party or
otherwise or with which such Indemnitee may be or may have
been threatened, while acting in any capacity set forth
herein or thereafter by reason of such Indemnitee having
acted in any such capacity, except with respect to any
matter as to which such Indemnitee shall have been
adjudicated not to have acted in good faith in the
reasonable belief that such Indemnitee's action was in the
best interest of the Fund and furthermore, in the case of
any criminal proceeding, so long as such Indemnitee had no
reasonable cause to believe that the conduct was unlawful;
provided, however, that (1) no Indemnitee shall be
indemnified hereunder against any liability to the Fund or
its shareholders or any expense of such Indemnitee arising
by reason of (i) willful misfeasance, (ii) bad faith, (iii)
gross negligence or (iv) reckless disregard of the duties
involved in the conduct of such Indemnitee's position (the
conduct referred to in such clauses (i) through (iv) being
sometimes referred to herein as "disabling conduct"), (2)
as to any matter disposed of by settlement or a compromise
payment by such Indemnitee, pursuant to a consent decree or
otherwise, no indemnification either for said payment or
for any other expenses shall be provided unless there has
been a determination that such settlement or compromise is
in the best interests of the Fund and that such Indemnitee
appears to have acted in good faith in the reasonable
belief that such Indemnitee's action was in the best
interest of the Fund and did not involve disabling conduct
by such Indemnitee and (3) with respect to any action, suit
or other proceeding voluntarily prosecuted by any
Indemnitee as plaintiff, indemnification shall be mandatory
only if the prosecution of such action, suit or other
proceeding by such Indemnitee was authorized by a majority
of the full Board of Trustees of the Fund.
(b) The Fund shall make advance payments in
connection with the expenses of defending any action with
respect to which indemnification might be sought hereunder
if the Fund receives a written affirmation of the
Indemnitee's good faith belief that the standard of conduct
necessary for indemnification has been met and a written
undertaking to reimburse the Fund unless it is subsequently
determined that such Indemnitee is entitled to such
indemnification and if the trustees of the Fund determine
that the facts then known to them would not preclude
indemnification. In addition, at least one of the following
conditions must be met: (A) the Indemnitee shall provide a
security for such Indemnitee-undertaking, (B) the Fund
shall be insured against losses arising by reason of any
lawful advance, or (C) a majority of a quorum consisting of
trustees of the Fund who are neither "interested persons"
of the Fund (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-
Party Trustees") or an independent legal counsel in a
written opinion, shall determine, based on a review of
readily available facts (as opposed to a full trial-type
inquiry), that there is reason to believe that the
Indemnitee ultimately will be found entitled to
indemnification.
(c) All determinations with respect to
indemnification hereunder shall be made (1) by a final
decision on the merits by a court or other body before whom
the proceeding was brought that such Indemnitee is not
liable or is not liable by reason of disabling conduct, or
(2) in the absence of such a decision, by (i) a majority
vote of a quorum of the Disinterested Non-Party Trustees of
the Fund, or (ii) if such a quorum is not obtainable or,
even if obtainable, if a majority vote of such quorum so
directs, independent legal counsel in a written opinion.
All determinations that advance payments in connection with
the expense of defending any proceeding shall be authorized
shall be made in accordance with the immediately preceding
clause (2) above.
The rights accruing to any Indemnitee under these
provisions shall not exclude any other right to which such
Indemnitee may be lawfully entitled.
Section 11. Limitation on Liability.
(a) The Sub-Adviser will not be liable for
any error of judgment or mistake of law or for any loss
suffered by Sub-Adviser or by the Fund in connection with
the performance of this Agreement, except a loss resulting
from a breach of fiduciary duty with respect to the receipt
of compensation for services or a loss resulting from
willful misfeasance, bad faith or gross negligence on its
part in the performance of its duties or from reckless
disregard by it of its duties under this Agreement.
(b) Notwithstanding anything to the
contrary contained in this Agreement, the parties hereto
acknowledge and agree that, as provided in Section 5.4 of
Article V of the Amended and Restated Agreement and
Declaration of Trust of the Fund, this Agreement is
executed by the Trustees and/or officers of the Fund, not
individually but as such Trustees and/or officers of the
Fund, and the obligations hereunder are not binding upon
any of the Trustees or shareholders of the Fund
individually, but bind only the estate of the Fund.
Section 12. Duration and Termination.  This
Agreement shall become effective as of the date hereof and,
unless sooner terminated with respect to the Fund as
provided herein, shall continue in effect for a period of
two years.  Thereafter, if not terminated, this Agreement
shall continue in effect with respect to the Fund for
successive periods of 12 months; provided that such
continuance is specifically approved at least annually by
both (a) the vote of a majority of the Fund's Board of
Trustees or the vote of a majority of the outstanding
voting securities of the Fund at the time outstanding and
entitled to vote, and (b) the vote of a majority of the
Trustees who are not parties to this Agreement or
interested persons of any party to this Agreement, cast in
person at a meeting called for the purpose of voting on
such approval.  Notwithstanding the foregoing, this
Agreement may be terminated by the Fund at any time,
without the payment of any penalty, upon giving the Sub-
Adviser 60 days' written notice (which notice may be waived
by the Sub-Adviser); provided that such termination by the
Fund shall be directed or approved by the vote of a
majority of the Trustees of the Fund in office at the time
or by the vote of the holders of a majority of the voting
securities of the Fund at the time outstanding and entitled
to vote, or by the Sub-Adviser on 60 days' written notice
(which notice may be waived by the Fund).  This Agreement
will also immediately terminate in the event of its
assignment.  (As used in this Agreement, the terms
"majority of the outstanding voting securities,"
"interested person" and "assignment" shall have the
meanings provided such terms in the 1940 Act and the rules
thereunder.)
Section 13. Notices.  Any notice under this
Agreement shall be in writing to the other party at such
address as the other party may designate from time to time
for the receipt of such notice and shall be deemed to be
received on the earlier of the date actually received or on
the fourth day after the postmark if such notice is mailed
first class postage prepaid.
Section 14. Amendment of this Agreement.  No
provision of this Agreement may be changed, waived,
discharged or terminated orally, but only by an instrument
in writing signed by the party against which enforcement of
the change, waiver, discharge or termination is sought.
Any amendment of this Agreement shall be subject to the
1940 Act.
Section 15. Governing Law.  This Agreement
shall be governed by and construed in accordance with the
laws of the State of  Delaware for contracts to be
performed entirely therein without reference to choice of
law principles thereof and in accordance with the
applicable provisions of the 1940 Act.
Section 16. Miscellaneous.  The captions in
this Agreement are included for convenience of reference
only and in no way define or delimit any of the provisions
hereof or otherwise affect their construction or effect.
If any provision of this Agreement shall be held or made
invalid by a court decision, statute, rule or otherwise,
the remainder of this Agreement shall not be affected
thereby. This Agreement shall be binding on, and shall
inure to the benefit of the parties hereto and their
respective successors.
Section 17. Counterparts.  This Agreement may
be executed in counterparts by the parties hereto, each of
which shall constitute an original counterpart, and all of
which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

ADVANTAGE ADVISERS MULTI-SECTOR FUND I
By:  /s/ Howard M. Singer
        Name: Howard M. Singer
        Title:  Chairman

ADVANTAGE ADVISERS, L.L.C.
By:  By:  /s/ Howard M. Singer
        Name: Howard M. Singer
        Title: Managing Director

KBW ASSET MANAGEMENT, INC.
By:  /s/ Michael OBrien
        Name: Michael OBrien
        Title: President



        SUB-INVESTMENT ADVISORY AGREEMENT

This AGREEMENT, dated April 25, 2003, is by and between Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Fund"), Advantage Advisers, L.L.C., a
Delaware limited liability company (the "Investment
Adviser"), and Kilkenny Capital Management, a Delaware limited liability company (the "Sub-Adviser").
WHEREAS, the Investment Adviser has agreed to furnish investment advisory services to the Fund, a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");
WHEREAS, the Fund has heretofore filed a Registration Statement on Form N-2 with the Securities and
Exchange Commission (the "SEC") (as amended or supplemented from time to time, the "Registration Statement") which includes a prospectus (the "Prospectus") and a statement of additional information (the "Statement of Additional
Information");
WHEREAS, the Investment Adviser and the Fund each wish to retain the Sub-Adviser to provide the Investment
Adviser and the Fund with certain sub-advisory services as described below in connection with Investment Adviser's advisory activities on behalf of the Fund;

WHEREAS, the investment advisory agreement between the Investment Adviser and the Fund dated April 25, 2003 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Fund is referred to herein as the "Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Fund to one or more sub-advisers pursuant to one or more sub-investment advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act;
and
WHEREAS, this agreement has been approved in accordance with the provisions of the 1940 Act and the Sub-
Adviser is willing to provide such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual
premises and covenants herein contained and other good and
valuable consideration, the receipt of which is hereby
acknowledged, it is agreed by and between the parties
hereto as follows:
Section 1. General.  The Investment Adviser
and the Fund hereby appoint the Sub-Adviser to act as sub-
adviser with respect to the healthcare/ biotechnology
Separate Investment Account (as defined in the Prospectus)
and the Sub-Adviser accepts such appointment and agrees,
all as fully set forth herein, to act as a sub-adviser to
the Fund with respect to the investment of the
healthcare/biotechnology Separate Investment Account's
assets and to supervise and arrange for the day-to-day
operations of the healthcare/biotechnology Separate
Investment Account and the purchase of securities for and
the sale of securities held in the healthcare/biotechnology
Separate Investment Account.
Section 2. Duties and Obligations of the Sub-
Adviser with Respect to Investment of Assets of the Fund.
Subject to the succeeding provisions of this Section 2 and
the oversight and supervision of the Investment Adviser and
subject to the direction and control of the Fund's Board of
Trustees, the Sub-Adviser shall:
(a) act as investment adviser for, and
invest and reinvest, the healthcare/biotechnology Separate
Investment Account's assets and, in connection therewith,
have complete discretion in purchasing and selling
securities and other assets for the
healthcare/biotechnology Separate Investment Account and in
voting, exercising consents and exercising all other rights
appertaining to such securities and other assets on behalf
of the Fund consistent with the investment objective,
policies and restrictions of the Fund, subject to the
oversight and supervision of the Investment Adviser and to
the direction and control of the Fund's Board of Trustees;
(b) supervise continuously the investment
program of the healthcare/biotechnology Separate Investment
Account and the composition of its investment portfolio;
(c) arrange, subject to the provisions of
paragraph 4 hereof, for the purchase and sale of securities
and other assets held in the healthcare/biotechnology
Separate Investment Account; and
(d) provide, or arrange to have provided,
investment research to the Fund.
Section 3. [Reserved].
Section 4. Covenants.  In the performance of
its duties under this Agreement, the Sub-Adviser shall at
all times:
(a) Conform to, and act in accordance with,
any requirements imposed by:  (i) the provisions of the
1940 Act and the Advisers Act, and all applicable Rules and
Regulations of the SEC; (ii) any other applicable
provisions of law; (iii) the provisions of the Amended and
Restated Agreement and Declaration of Trust and By-laws of
the Fund, as such documents may be amended from time to
time; (iv) the investment strategy and investment policies
of the Fund as set forth in the Registration Statement; and
(v) any policies and determinations of the Board of
Trustees of the Fund as communicated in writing to the Sub-
Adviser.
(b) Without limiting the generality of
paragraph (a) hereof, the Sub-Adviser shall be authorized
to open, maintain and close accounts in the name and on
behalf of the Fund with brokers and dealers as it
determines are appropriate; to select and place orders
either directly with the issuer or with any broker or
dealer.  Subject to the other provisions of this paragraph,
in placing orders with brokers and dealers, the Sub-Adviser
will seek to obtain the best price and execution, taking
into account factors such as price, size of order,
difficulty of execution and operational facilities of a
brokerage firm, the scope and quality of brokerage services
provided, and in the case of transactions effected with
unaffiliated brokers, the firm's risk in positioning a
block of securities.  Consistent with this principle, the
Sub-Adviser may place brokerage orders with brokers
(including affiliates of the Fund) that provide
supplemental research, market and statistical information,
including advice as to the value of securities, the
advisability of investing in, purchasing or selling
securities, and the availability of securities or
purchasers or sellers of securities, and furnish analyses
and reports concerning issuers, industries, securities,
economic factors and trends, portfolio strategy and the
performance of accounts.  Information and research received
from such brokers will be in addition to, and not in lieu
of, the services required to be performed by the Investment
Adviser hereunder.  A commission paid to such brokers may
be higher than that which another qualified broker would
have charged for effecting the same transaction, provided
that the Sub-Adviser determines in good faith that such
commission is reasonable in terms either of the transaction
or the overall responsibility of the Sub-Adviser to the
Fund and its other clients and that the total commissions
paid by the Fund will be reasonable in relation to the
benefits to the Fund over the long-term.  In addition, the
Sub-Adviser is authorized to take into account the sale of
shares of the Fund in allocating purchase and sale orders
for portfolio securities to brokers or dealers (including
brokers and dealers that are affiliated with the Sub-
Adviser, the Investment Adviser or another of the Fund's
sub-advisers); provided that the Sub-Adviser believes that
the quality of the transaction and the commission are
comparable to what they would be with other qualified
firms.  In no instance, however, will the Fund's securities
be purchased from or sold to the Investment Adviser, or any
affiliated person thereof, except to the extent permitted
by the SEC or by applicable law.
(c) Maintain books and records with respect
to the healthcare/biotechnology Separate Investment
Account's securities transactions and will render to the
Investment Adviser and the Board of Trustees such periodic
and special reports as they may request.
(d) Keep the Fund and the Investment
Adviser informed of developments materially affecting the
healthcare/biotechnology Separate Investment Account and
shall, on its own initiative, furnish to the Fund from time
to time whatever information the Sub-Adviser believes
appropriate for this purpose.  The Sub-Adviser will
periodically communicate to the Investment Adviser, at such
times as the Investment Adviser may direct, information
concerning the purchase and sale of securities for the
healthcare/biotechnology Separate Investment Account,
including: (i) the name of the issuer, (ii) the amount of
the purchase or sale, (iii) the name of the broker or
dealer, if any, through which the purchase or sale is
effected, (iv) the CUSIP number of the instrument, if any,
and (v) such other information as the Investment Adviser
may reasonably require for purposes of fulfilling its
obligations to the Fund under the Advisory Agreement.
(e) Will treat confidentially and as
proprietary information of the Fund all records and other
information relative to the Fund, and pertaining to the
Fund's prior, current or potential shareholders with
respect to their investment in the Fund, in a manner
consistent with the Privacy Notification Policy of the Fund
set forth in the Registration Statement (as amended or
supplemented from time to time) and will not use such
records and information for any purpose other than
performance of its responsibilities and duties hereunder,
except after prior notification to and approval in writing
by the Fund, which approval shall not be unreasonably
withheld and may not be withheld where the Investment
Adviser may be exposed to civil or criminal contempt
proceedings for failure to comply, when requested to
divulge such information by duly constituted authorities,
or when so requested by the Fund.
(f) Will do and perform any such further
acts and things  related to the management of the
healthcare/biotechnology Separate Investment Account or the
performance of any other duty, obligation or agreement
hereunder as the Investment Adviser may from time to time
reasonably request.
(g) If any of its affiliates conducts a
commercial banking operation, (i) it will maintain a policy
and practice of conducting its investment advisory services
hereunder independently of said commercial banking
operations and (ii) when it makes investment
recommendations for the healthcare/biotechnology Separate
Investment Account, its investment advisory personnel will
not inquire or take into consideration whether the issuer
of securities proposed for purchase or sale for the
healthcare/biotechnology Separate Investment Account are
customers of the commercial department of its affiliates.
Section 5. Services Not Exclusive.  Nothing
in this Agreement shall prevent the Sub-Adviser or any
member, manager, officer, employee or other affiliate
thereof from acting as investment adviser for any other
person, firm or corporation, or from engaging in any other
lawful activity, and shall not in any way limit or restrict
the Sub-Adviser or any of its members, manager, officers,
employees or agents from buying, selling or trading any
securities for its or their own accounts or for the
accounts of others for whom it or they may be acting;
provided, however, that the Sub-Adviser will undertake no
activities which, in its judgment, will adversely affect
the performance of its obligations under this Agreement.
Section 6. Books and Records.  In compliance
with the requirements of Rule 31a-3 under the 1940 Act, the
Sub-Adviser hereby agrees that all records which it
maintains for the Fund are the property of the Fund and
further agrees to surrender promptly to the Fund any such
records upon the Fund's request. The Investment Adviser
further agrees to preserve for the periods prescribed by
Rule 31a-2 under the 1940 Act the records required to be
maintained by Rule 31a-1 under the 1940 Act.
Section 7. Agency Cross Transactions.  From
time to time, the Sub-Adviser or brokers or dealers
affiliated with it may find themselves in a position to buy
for certain of their brokerage clients (each an "Account")
securities which the Sub-Adviser's investment advisory
clients wish to sell, and to sell for certain of their
brokerage clients securities which advisory clients wish to
buy. Where one of the parties is an advisory client, the
Sub-Adviser or the affiliated broker or dealer cannot
participate in this type of transaction (known as a cross
transaction) on behalf of an advisory client and retain
commissions from one or both parties to the transaction
without the advisory client's consent. This is because in a
situation where the Sub-Adviser is making the investment
decision (as opposed to a brokerage client who makes his
own investment decisions), and the Sub-Adviser or an
affiliate is receiving commissions from both sides of the
transaction, there is a potential conflicting division of
loyalties and responsibilities on the Sub-Adviser's part
regarding the advisory client. The SEC has adopted a rule
under the Advisers Act which permits the Sub-Adviser or its
affiliates to participate on behalf of an Account in agency
cross transactions if the advisory client has given written
consent in advance.  By execution of this Agreement, the
Fund authorizes the Sub-Adviser or its affiliates to
participate in agency cross transactions involving an
Account. The Fund may revoke its consent at any time by
written notice to the Sub-Adviser.
Section 8. Expenses.  During the term of this
Agreement, the Sub-Adviser will bear all costs and expenses
of its employees and any overhead incurred in connection
with its duties hereunder and shall bear the costs of any
salaries or trustees fees of any officers or trustees of
the Fund who are affiliated persons (as defined in the 1940
Act) of the Sub-Adviser.
Section 9. Compensation of the Investment
Adviser.  As compensation for all services rendered by the
Sub-Adviser hereunder, the Investment Adviser from the
"Management Fee" (as defined in the Advisory Agreement)
will pay the Sub-Adviser an amount equal to 0.25% of the
average daily net assets of the healthcare/biotechnology
Separate Investment Account.  Such fee will be due and
payable by the Investment Adviser in arrears within ten
business days after the receipt thereof from the Fund.
Section 10. Indemnity.
(a) The Fund hereby agrees to indemnify the
Sub-Adviser, and each of the Sub-Adviser's members,
managers, officers, employees, agents, associates and
controlling persons and the directors, partners, members,
officers, employees and agents thereof (including any
individual who serves at the Sub-Adviser's request as
director, officer, partner, member, trustee or the like of
another entity) (each such person being an "Indemnitee")
against any liabilities and expenses, including amounts
paid in satisfaction of judgments, in compromise or as
fines and penalties, and counsel fees (all as provided in
accordance with applicable state law) reasonably incurred
by such Indemnitee in connection with the defense or
disposition of any action, suit or other proceeding,
whether civil or criminal, before any court or
administrative or investigative body in which such
Indemnitee may be or may have been involved as a party or
otherwise or with which such Indemnitee may be or may have
been threatened, while acting in any capacity set forth
herein or thereafter by reason of such Indemnitee having
acted in any such capacity, except with respect to any
matter as to which such Indemnitee shall have been
adjudicated not to have acted in good faith in the
reasonable belief that such Indemnitee's action was in the
best interest of the Fund and furthermore, in the case of
any criminal proceeding, so long as such Indemnitee had no
reasonable cause to believe that the conduct was unlawful;
provided, however, that (1) no Indemnitee shall be
indemnified hereunder against any liability to the Fund or
its shareholders or any expense of such Indemnitee arising
by reason of (i) willful misfeasance, (ii) bad faith, (iii)
gross negligence or (iv) reckless disregard of the duties
involved in the conduct of such Indemnitee's position (the
conduct referred to in such clauses (i) through (iv) being
sometimes referred to herein as "disabling conduct"), (2)
as to any matter disposed of by settlement or a compromise
payment by such Indemnitee, pursuant to a consent decree or
otherwise, no indemnification either for said payment or
for any other expenses shall be provided unless there has
been a determination that such settlement or compromise is
in the best interests of the Fund and that such Indemnitee
appears to have acted in good faith in the reasonable
belief that such Indemnitee's action was in the best
interest of the Fund and did not involve disabling conduct
by such Indemnitee and (3) with respect to any action, suit
or other proceeding voluntarily prosecuted by any
Indemnitee as plaintiff, indemnification shall be mandatory
only if the prosecution of such action, suit or other
proceeding by such Indemnitee was authorized by a majority
of the full Board of Trustees of the Fund.
(b) The Fund shall make advance payments in
connection with the expenses of defending any action with
respect to which indemnification might be sought hereunder
if the Fund receives a written affirmation of the
Indemnitee's good faith belief that the standard of conduct
necessary for indemnification has been met and a written
undertaking to reimburse the Fund unless it is subsequently
determined that such Indemnitee is entitled to such
indemnification and if the trustees of the Fund determine
that the facts then known to them would not preclude
indemnification. In addition, at least one of the following
conditions must be met: (A) the Indemnitee shall provide a
security for such Indemnitee-undertaking, (B) the Fund
shall be insured against losses arising by reason of any
lawful advance, or (C) a majority of a quorum consisting of
trustees of the Fund who are neither "interested persons"
of the Fund (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-
Party Trustees") or an independent legal counsel in a
written opinion, shall determine, based on a review of
readily available facts (as opposed to a full trial-type
inquiry), that there is reason to believe that the
Indemnitee ultimately will be found entitled to
indemnification.
(c) All determinations with respect to
indemnification hereunder shall be made (1) by a final
decision on the merits by a court or other body before whom
the proceeding was brought that such Indemnitee is not
liable or is not liable by reason of disabling conduct, or
(2) in the absence of such a decision, by (i) a majority
vote of a quorum of the Disinterested Non-Party Trustees of
the Fund, or (ii) if such a quorum is not obtainable or,
even if obtainable, if a majority vote of such quorum so
directs, independent legal counsel in a written opinion.
All determinations that advance payments in connection with
the expense of defending any proceeding shall be authorized
shall be made in accordance with the immediately preceding
clause (2) above.
The rights accruing to any Indemnitee under these
provisions shall not exclude any other right to which such
Indemnitee may be lawfully entitled.
Section 11. Limitation on Liability.
(a) The Sub-Adviser will not be liable for
any error of judgment or mistake of law or for any loss
suffered by Sub-Adviser or by the Fund in connection with
the performance of this Agreement, except a loss resulting
from a breach of fiduciary duty with respect to the receipt
of compensation for services or a loss resulting from
willful misfeasance, bad faith or gross negligence on its
part in the performance of its duties or from reckless
disregard by it of its duties under this Agreement.
(b) Notwithstanding anything to the
contrary contained in this Agreement, the parties hereto
acknowledge and agree that, as provided in Section 5.4 of
Article V of the Amended and Restated Agreement and
Declaration of Trust of the Fund, this Agreement is
executed by the Trustees and/or officers of the Fund, not
individually but as such Trustees and/or officers of the
Fund, and the obligations hereunder are not binding upon
any of the Trustees or shareholders of the Fund
individually, but bind only the estate of the Fund.
Section 12. Duration and Termination.  This
Agreement shall become effective as of the date hereof and,
unless sooner terminated with respect to the Fund as
provided herein, shall continue in effect for a period of
two years.  Thereafter, if not terminated, this Agreement
shall continue in effect with respect to the Fund for
successive periods of 12 months; provided that such
continuance is specifically approved at least annually by
both (a) the vote of a majority of the Fund's Board of
Trustees or the vote of a majority of the outstanding
voting securities of the Fund at the time outstanding and
entitled to vote, and (b) the vote of a majority of the
Trustees who are not parties to this Agreement or
interested persons of any party to this Agreement, cast in
person at a meeting called for the purpose of voting on
such approval.  Notwithstanding the foregoing, this
Agreement may be terminated by the Fund at any time,
without the payment of any penalty, upon giving the Sub-
Adviser 60 days' written notice (which notice may be waived
by the Sub-Adviser); provided that such termination by the
Fund shall be directed or approved by the vote of a
majority of the Trustees of the Fund in office at the time
or by the vote of the holders of a majority of the voting
securities of the Fund at the time outstanding and entitled
to vote, or by the Sub-Adviser on 60 days' written notice
(which notice may be waived by the Fund).  This Agreement
will also immediately terminate in the event of its
assignment.  (As used in this Agreement, the terms
"majority of the outstanding voting securities,"
"interested person" and "assignment" shall have the
meanings provided such terms in the 1940 Act and the rules
thereunder.)
Section 13. Notices.  Any notice under this
Agreement shall be in writing to the other party at such
address as the other party may designate from time to time
for the receipt of such notice and shall be deemed to be
received on the earlier of the date actually received or on
the fourth day after the postmark if such notice is mailed
first class postage prepaid.
Section 14. Amendment of this Agreement.  No
provision of this Agreement may be changed, waived,
discharged or terminated orally, but only by an instrument
in writing signed by the party against which enforcement of
the change, waiver, discharge or termination is sought.
Any amendment of this Agreement shall be subject to the
1940 Act.
Section 15. Governing Law.  This Agreement
shall be governed by and construed in accordance with the
laws of the State of  Delaware for contracts to be
performed entirely therein without reference to choice of
law principles thereof and in accordance with the
applicable provisions of the 1940 Act.
Section 16. Miscellaneous.  The captions in
this Agreement are included for convenience of reference
only and in no way define or delimit any of the provisions
hereof or otherwise affect their construction or effect.
If any provision of this Agreement shall be held or made
invalid by a court decision, statute, rule or otherwise,
the remainder of this Agreement shall not be affected
thereby. This Agreement shall be binding on, and shall
inure to the benefit of the parties hereto and their
respective successors.
Section 17. Counterparts.  This Agreement may
be executed in counterparts by the parties hereto, each of
which shall constitute an original counterpart, and all of
which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

ADVANTAGE ADVISERS MULTI-SECTOR FUND I
By:  /s/ Howard M. Singer
       Name: Howard M. Singer
       Title:  Chairman

ADVANTAGE ADVISERS, L.L.C.
  By:  /s/ Howard M. Singer
       Name: Howard M. Singer
       Title: Managing Director

KILKENNY CAPITAL MANAGEMENT, L.L.C.
By:  /s/ Michael Walsh
        Name:  Michael Walsh
        Title:



       SUB-INVESTMENT ADVISORY AGREEMENT

This AGREEMENT, dated April 25, 2003, is by and between Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Fund"), Advantage Advisers, L.L.C., a
Delaware limited liability company (the "Investment
Adviser"), and Alkeon Capital Management, LLC, a Delaware limited liability company (the "Sub-Adviser").
WHEREAS, the Investment Adviser has agreed to furnish investment advisory services to the Fund, a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");
WHEREAS, the Fund has heretofore filed a Registration Statement on Form N-2 with the Securities and
Exchange Commission (the "SEC") (as amended or supplemented from time to time, the "Registration Statement") which includes a prospectus (the "Prospectus") and a statement of additional information (the "Statement of Additional
Information");
WHEREAS, the Investment Adviser and the Fund each wish to retain the Sub-Adviser to provide the Investment
Adviser and the Fund with certain sub-advisory services as described below in connection with Investment Adviser's advisory activities on behalf of the Fund;

WHEREAS, the investment advisory agreement between the Investment Adviser and the Fund dated April 25, 2003 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Fund is referred to herein as the "Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Fund to one or more sub-advisers pursuant to one or more sub-investment advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act;
and

WHEREAS, this agreement has been approved in accordance with the provisions of the 1940 Act and the Sub-
Adviser is willing to provide such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual
premises and covenants herein contained and other good and
valuable consideration, the receipt of which is hereby
acknowledged, it is agreed by and between the parties
hereto as follows:
Section 1. General.  The Investment Adviser
and the Fund hereby appoint the Sub-Adviser to act as sub-
adviser with respect to the technology Separate Investment
Account (as defined in the Prospectus) and the Sub-Adviser
accepts such appointment and agrees, all as fully set forth
herein, to act as a sub-adviser to the Fund with respect to
the investment of the technology Separate Investment
Account's assets and to supervise and arrange for the day-
to-day operations of the technology Separate Investment
Account and the purchase of securities for and the sale of
securities held in the technology Separate Investment
Account.
Section 2. Duties and Obligations of the Sub-
Adviser with Respect to Investment of Assets of the Fund.
Subject to the succeeding provisions of this Section 2 and
the oversight and supervision of the Investment Adviser and
subject to the direction and control of the Fund's Board of
Trustees, the Sub-Adviser shall:
(a) act as investment adviser for, and
invest and reinvest, the technology Separate Investment
Account's assets and, in connection therewith, have
complete discretion in purchasing and selling securities
and other assets for the technology Separate Investment
Account and in voting, exercising consents and exercising
all other rights appertaining to such securities and other
assets on behalf of the Fund consistent with the investment
objective, policies and restrictions of the Fund, subject
to the oversight and supervision of the Investment Adviser
and to the direction and control of the Fund's Board of
Trustees;
(b) supervise continuously the investment
program of the technology Separate Investment Account and
the composition of its investment portfolio;
(c) arrange, subject to the provisions of
paragraph 4 hereof, for the purchase and sale of securities
and other assets held in the technology Separate Investment
Account; and
(d) provide, or arrange to have provided,
investment research to the Fund.
Section 3. [Reserved].
Section 4. Covenants.  In the performance of
its duties under this Agreement, the Sub-Adviser shall at
all times:
(a) Conform to, and act in accordance with,
any requirements imposed by:  (i) the provisions of the
1940 Act and the Advisers Act, and all applicable Rules and
Regulations of the SEC; (ii) any other applicable
provisions of law; (iii) the provisions of the Amended and
Restated Agreement and Declaration of Trust and By-laws of
the Fund, as such documents may be amended from time to
time; (iv) the investment strategy and investment policies
of the Fund as set forth in the Registration Statement; and
(v) any policies and determinations of the Board of
Trustees of the Fund as communicated in writing to the Sub-
Adviser.
(b) Without limiting the generality of
paragraph (a) hereof, the Sub-Adviser shall be authorized
to open, maintain and close accounts in the name and on
behalf of the Fund with brokers and dealers as it
determines are appropriate; to select and place orders
either directly with the issuer or with any broker or
dealer.  Subject to the other provisions of this paragraph,
in placing orders with brokers and dealers, the Sub-Adviser
will seek to obtain the best price and execution, taking
into account factors such as price, size of order,
difficulty of execution and operational facilities of a
brokerage firm, the scope and quality of brokerage services
provided, and in the case of transactions effected with
unaffiliated brokers, the firm's risk in positioning a
block of securities.  Consistent with this principle, the
Sub-Adviser may place brokerage orders with brokers
(including affiliates of the Fund) that provide
supplemental research, market and statistical information,
including advice as to the value of securities, the
advisability of investing in, purchasing or selling
securities, and the availability of securities or
purchasers or sellers of securities, and furnish analyses
and reports concerning issuers, industries, securities,
economic factors and trends, portfolio strategy and the
performance of accounts.  Information and research received
from such brokers will be in addition to, and not in lieu
of, the services required to be performed by the Investment
Adviser hereunder.  A commission paid to such brokers may
be higher than that which another qualified broker would
have charged for effecting the same transaction, provided
that the Sub-Adviser determines in good faith that such
commission is reasonable in terms either of the transaction
or the overall responsibility of the Sub-Adviser to the
Fund and its other clients and that the total commissions
paid by the Fund will be reasonable in relation to the
benefits to the Fund over the long-term.  In addition, the
Sub-Adviser is authorized to take into account the sale of
shares of the Fund in allocating purchase and sale orders
for portfolio securities to brokers or dealers (including
brokers and dealers that are affiliated with the Sub-
Adviser, the Investment Adviser or another of the Fund's
sub-advisers); provided that the Sub-Adviser believes that
the quality of the transaction and the commission are
comparable to what they would be with other qualified
firms.  In no instance, however, will the Fund's securities
be purchased from or sold to the Investment Adviser, or any
affiliated person thereof, except to the extent permitted
by the SEC or by applicable law.
(c) Maintain books and records with respect
to the technology Separate Investment Account's securities
transactions and will render to the Investment Adviser and
the Board of Trustees such periodic and special reports as
they may request.
(d) Keep the Fund and the Investment
Adviser informed of developments materially affecting the
technology Separate Investment Account and shall, on its
own initiative, furnish to the Fund from time to time
whatever information the Sub-Adviser believes appropriate
for this purpose.  The Sub-Adviser will periodically
communicate to the Investment Adviser, at such times as the
Investment Adviser may direct, information concerning the
purchase and sale of securities for the technology Separate
Investment Account, including: (i) the name of the issuer,
(ii) the amount of the purchase or sale, (iii) the name of
the broker or dealer, if any, through which the purchase or
sale is effected, (iv) the CUSIP number of the instrument,
if any, and (v) such other information as the Investment
Adviser may reasonably require for purposes of fulfilling
its obligations to the Fund under the Advisory Agreement.
(e) Will treat confidentially and as
proprietary information of the Fund all records and other
information relative to the Fund, and pertaining to the
Fund's prior, current or potential shareholders with
respect to their investment in the Fund, in a manner
consistent with the Privacy Notification Policy of the Fund
set forth in the Registration Statement (as amended or
supplemented from time to time) and will not use such
records and information for any purpose other than
performance of its responsibilities and duties hereunder,
except after prior notification to and approval in writing
by the Fund, which approval shall not be unreasonably
withheld and may not be withheld where the Investment
Adviser may be exposed to civil or criminal contempt
proceedings for failure to comply, when requested to
divulge such information by duly constituted authorities,
or when so requested by the Fund.
(f) Will do and perform any such further
acts and things  related to the management of the
technology Separate Investment Account or the performance
of any other duty, obligation or agreement hereunder as the
Investment Adviser may from time to time reasonably
request.
(g) If any of its affiliates conducts a
commercial banking operation, (i) it will maintain a policy
and practice of conducting its investment advisory services
hereunder independently of said commercial banking
operations and (ii) when it makes investment
recommendations for the technology Separate Investment
Account, its investment advisory personnel will not inquire
or take into consideration whether the issuer of securities
proposed for purchase or sale for the technology Separate
Investment Account are customers of the commercial
department of its affiliates.
Section 5. Services Not Exclusive.  Nothing
in this Agreement shall prevent the Sub-Adviser or any
member, manager, officer, employee or other affiliate
thereof from acting as investment adviser for any other
person, firm or corporation, or from engaging in any other
lawful activity, and shall not in any way limit or restrict
the Sub-Adviser or any of its members, manager, officers,
employees or agents from buying, selling or trading any
securities for its or their own accounts or for the
accounts of others for whom it or they may be acting;
provided, however, that the Sub-Adviser will undertake no
activities which, in its judgment, will adversely affect
the performance of its obligations under this Agreement.
Section 6. Books and Records.  In compliance
with the requirements of Rule 31a-3 under the 1940 Act, the
Sub-Adviser hereby agrees that all records which it
maintains for the Fund are the property of the Fund and
further agrees to surrender promptly to the Fund any such
records upon the Fund's request. The Investment Adviser
further agrees to preserve for the periods prescribed by
Rule 31a-2 under the 1940 Act the records required to be
maintained by Rule 31a-1 under the 1940 Act.
Section 7. Agency Cross Transactions.  From
time to time, the Sub-Adviser or brokers or dealers
affiliated with it may find themselves in a position to buy
for certain of their brokerage clients (each an "Account")
securities which the Sub-Adviser's investment advisory
clients wish to sell, and to sell for certain of their
brokerage clients securities which advisory clients wish to
buy. Where one of the parties is an advisory client, the
Sub-Adviser or the affiliated broker or dealer cannot
participate in this type of transaction (known as a cross
transaction) on behalf of an advisory client and retain
commissions from one or both parties to the transaction
without the advisory client's consent. This is because in a
situation where the Sub-Adviser is making the investment
decision (as opposed to a brokerage client who makes his
own investment decisions), and the Sub-Adviser or an
affiliate is receiving commissions from both sides of the
transaction, there is a potential conflicting division of
loyalties and responsibilities on the Sub-Adviser's part
regarding the advisory client. The SEC has adopted a rule
under the Advisers Act which permits the Sub-Adviser or its
affiliates to participate on behalf of an Account in agency
cross transactions if the advisory client has given written
consent in advance.  By execution of this Agreement, the
Fund authorizes the Sub-Adviser or its affiliates to
participate in agency cross transactions involving an
Account. The Fund may revoke its consent at any time by
written notice to the Sub-Adviser.
Section 8. Expenses.  During the term of this
Agreement, the Sub-Adviser will bear all costs and expenses
of its employees and any overhead incurred in connection
with its duties hereunder and shall bear the costs of any
salaries or trustees fees of any officers or trustees of
the Fund who are affiliated persons (as defined in the 1940
Act) of the Sub-Adviser.
Section 9. Compensation of the Investment
Adviser.  As compensation for all services rendered by the
Sub-Adviser hereunder, the Investment Adviser from the
"Management Fee" (as defined in the Advisory Agreement)
will pay the Sub-Adviser an amount equal to 0.25% of the
average daily net assets of the technology Separate
Investment Account.  Such fee will be due and payable by
the Investment Adviser in arrears within ten business days
after the receipt thereof from the Fund.
Section 10. Indemnity.
(a) The Fund hereby agrees to indemnify the
Sub-Adviser, and each of the Sub-Adviser's members,
managers, officers, employees, agents, associates and
controlling persons and the directors, partners, members,
officers, employees and agents thereof (including any
individual who serves at the Sub-Adviser's request as
director, officer, partner, member, trustee or the like of
another entity) (each such person being an "Indemnitee")
against any liabilities and expenses, including amounts
paid in satisfaction of judgments, in compromise or as
fines and penalties, and counsel fees (all as provided in
accordance with applicable state law) reasonably incurred
by such Indemnitee in connection with the defense or
disposition of any action, suit or other proceeding,
whether civil or criminal, before any court or
administrative or investigative body in which such
Indemnitee may be or may have been involved as a party or
otherwise or with which such Indemnitee may be or may have
been threatened, while acting in any capacity set forth
herein or thereafter by reason of such Indemnitee having
acted in any such capacity, except with respect to any
matter as to which such Indemnitee shall have been
adjudicated not to have acted in good faith in the
reasonable belief that such Indemnitee's action was in the
best interest of the Fund and furthermore, in the case of
any criminal proceeding, so long as such Indemnitee had no
reasonable cause to believe that the conduct was unlawful;
provided, however, that (1) no Indemnitee shall be
indemnified hereunder against any liability to the Fund or
its shareholders or any expense of such Indemnitee arising
by reason of (i) willful misfeasance, (ii) bad faith, (iii)
gross negligence or (iv) reckless disregard of the duties
involved in the conduct of such Indemnitee's position (the
conduct referred to in such clauses (i) through (iv) being
sometimes referred to herein as "disabling conduct"), (2)
as to any matter disposed of by settlement or a compromise
payment by such Indemnitee, pursuant to a consent decree or
otherwise, no indemnification either for said payment or
for any other expenses shall be provided unless there has
been a determination that such settlement or compromise is
in the best interests of the Fund and that such Indemnitee
appears to have acted in good faith in the reasonable
belief that such Indemnitee's action was in the best
interest of the Fund and did not involve disabling conduct
by such Indemnitee and (3) with respect to any action, suit
or other proceeding voluntarily prosecuted by any
Indemnitee as plaintiff, indemnification shall be mandatory
only if the prosecution of such action, suit or other
proceeding by such Indemnitee was authorized by a majority
of the full Board of Trustees of the Fund.
(b) The Fund shall make advance payments in
connection with the expenses of defending any action with
respect to which indemnification might be sought hereunder
if the Fund receives a written affirmation of the
Indemnitee's good faith belief that the standard of conduct
necessary for indemnification has been met and a written
undertaking to reimburse the Fund unless it is subsequently
determined that such Indemnitee is entitled to such
indemnification and if the trustees of the Fund determine
that the facts then known to them would not preclude
indemnification. In addition, at least one of the following
conditions must be met: (A) the Indemnitee shall provide a
security for such Indemnitee-undertaking, (B) the Fund
shall be insured against losses arising by reason of any
lawful advance, or (C) a majority of a quorum consisting of
trustees of the Fund who are neither "interested persons"
of the Fund (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-
Party Trustees") or an independent legal counsel in a
written opinion, shall determine, based on a review of
readily available facts (as opposed to a full trial-type
inquiry), that there is reason to believe that the
Indemnitee ultimately will be found entitled to
indemnification.
(c) All determinations with respect to
indemnification hereunder shall be made (1) by a final
decision on the merits by a court or other body before whom
the proceeding was brought that such Indemnitee is not
liable or is not liable by reason of disabling conduct, or
(2) in the absence of such a decision, by (i) a majority
vote of a quorum of the Disinterested Non-Party Trustees of
the Fund, or (ii) if such a quorum is not obtainable or,
even if obtainable, if a majority vote of such quorum so
directs, independent legal counsel in a written opinion.
All determinations that advance payments in connection with
the expense of defending any proceeding shall be authorized
shall be made in accordance with the immediately preceding
clause (2) above.
The rights accruing to any Indemnitee under these
provisions shall not exclude any other right to which such
Indemnitee may be lawfully entitled.
Section 11. Limitation on Liability.
(a) The Sub-Adviser will not be liable for
any error of judgment or mistake of law or for any loss
suffered by Sub-Adviser or by the Fund in connection with
the performance of this Agreement, except a loss resulting
from a breach of fiduciary duty with respect to the receipt
of compensation for services or a loss resulting from
willful misfeasance, bad faith or gross negligence on its
part in the performance of its duties or from reckless
disregard by it of its duties under this Agreement.
(b) Notwithstanding anything to the
contrary contained in this Agreement, the parties hereto
acknowledge and agree that, as provided in Section 5.4 of
Article V of the Amended and Restated Agreement and
Declaration of Trust of the Fund, this Agreement is
executed by the Trustees and/or officers of the Fund, not
individually but as such Trustees and/or officers of the
Fund, and the obligations hereunder are not binding upon
any of the Trustees or shareholders of the Fund
individually, but bind only the estate of the Fund.
Section 12. Duration and Termination.  This
Agreement shall become effective as of the date hereof and,
unless sooner terminated with respect to the Fund as
provided herein, shall continue in effect for a period of
two years.  Thereafter, if not terminated, this Agreement
shall continue in effect with respect to the Fund for
successive periods of 12 months; provided that such
continuance is specifically approved at least annually by
both (a) the vote of a majority of the Fund's Board of
Trustees or the vote of a majority of the outstanding
voting securities of the Fund at the time outstanding and
entitled to vote, and (b) the vote of a majority of the
Trustees who are not parties to this Agreement or
interested persons of any party to this Agreement, cast in
person at a meeting called for the purpose of voting on
such approval.  Notwithstanding the foregoing, this
Agreement may be terminated by the Fund at any time,
without the payment of any penalty, upon giving the Sub-
Adviser 60 days' written notice (which notice may be waived
by the Sub-Adviser); provided that such termination by the
Fund shall be directed or approved by the vote of a
majority of the Trustees of the Fund in office at the time
or by the vote of the holders of a majority of the voting
securities of the Fund at the time outstanding and entitled
to vote, or by the Sub-Adviser on 60 days' written notice
(which notice may be waived by the Fund).  This Agreement
will also immediately terminate in the event of its
assignment.  (As used in this Agreement, the terms
"majority of the outstanding voting securities,"
"interested person" and "assignment" shall have the
meanings provided such terms in the 1940 Act and the rules
thereunder.)
Section 13. Notices.  Any notice under this
Agreement shall be in writing to the other party at such
address as the other party may designate from time to time
for the receipt of such notice and shall be deemed to be
received on the earlier of the date actually received or on
the fourth day after the postmark if such notice is mailed
first class postage prepaid.
Section 14. Amendment of this Agreement.  No
provision of this Agreement may be changed, waived,
discharged or terminated orally, but only by an instrument
in writing signed by the party against which enforcement of
the change, waiver, discharge or termination is sought.
Any amendment of this Agreement shall be subject to the
1940 Act.
Section 15. Governing Law.  This Agreement
shall be governed by and construed in accordance with the
laws of the State of  Delaware for contracts to be
performed entirely therein without reference to choice of
law principles thereof and in accordance with the
applicable provisions of the 1940 Act.
Section 16. Miscellaneous.  The captions in
this Agreement are included for convenience of reference
only and in no way define or delimit any of the provisions
hereof or otherwise affect their construction or effect.
If any provision of this Agreement shall be held or made
invalid by a court decision, statute, rule or otherwise,
the remainder of this Agreement shall not be affected
thereby. This Agreement shall be binding on, and shall
inure to the benefit of the parties hereto and their
respective successors.
Section 17. Counterparts.  This Agreement may
be executed in counterparts by the parties hereto, each of
which shall constitute an original counterpart, and all of
which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

ADVANTAGE ADVISERS MULTI-SECTOR FUND I
By:  /s/ Howard M. Singer
       Name: Howard M. Singer
       Title:  Chairman

ADVANTAGE ADVISERS, L.L.C.
By:  By:  /s/ Howard M. Singer
        Name: Howard M. Singer
       Title: Managing Director

ALKEON CAPITAL MANAGEMENT, LLC
By:  /s/ Panayotis Sparaggis
        Name:  Panayotis Sparaggis
        Title:




EXHIBIT D:
Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and/or 5 (or written representations in lieu thereof) furnished to the Trust pursuant to Rule 16a-3(e), it would appear that Howard M. Singer and Todd Ladda (who is no longer an officer of the Trust and, thus, no longer required to file such forms with respect to the Trust) were each late with respect to a single Form 4 filing covering a single transaction in shares of the Trust. In addition, it appears that each of Tyson Arnedt and Barbara Pires untimely filed their respective Form 3; however, neither of such officers are reported to own shares of the Trust.